                                                              [citibank(R) LOGO]

                               COMMERCIAL GUARANTY

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BORROWER:  AKEENA, INC.                         LENDER: CITIBANK (WEST), FSB
           605 UNIVERSITY AVENUE                        210 WEST LEXINGTON DRIVE
           LOS GATOS, CA 95032                          GLENDALE, CA 91203

GUARANTOR: BARRY A. CINNAMON
           13991 PIKE ROAD
           SARATOGA, CA 95070
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AMOUNT OF GUARANTY. THE AMOUNT OF THIS GUARANTY IS UNLIMITED.

CONTINUING UNLIMITED GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, BARRY A.
CINNAMON ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO
PAY TO CITIBANK (WEST), FSB ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE
UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF
AKEENA, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN
THIS GUARANTY. UNDER THIS GUARANTY, THE LIABILITY OF GUARANTOR IS UNLIMITED AND
THE OBLIGATIONS OF GUARANTOR ARE CONTINUING.

INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes any and all of Borrower's Indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined;
whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing.
Written revocation of this Guaranty will apply only to advances or new
Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness"
does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind
Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor's estate as to Indebtedness created both before and after
Guarantor's death or incapacity, regardless of Lender's actual notice of
Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effort. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this
Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.
Guarantor's obligations under this Guaranty shall be in addition to any of
Guarantor's obligations, or any of them, under any other guaranties of
Borrower's Indebtedness or any other person heretofore or hereafter given to
Lender unless such other guaranties are modified or revoked in writing; and this
Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR
IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND GUARANTOR
SPECIFICALLY ACKNOWLEDGES AND AGREES THAT REDUCTIONS IN THE AMOUNT OF
INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO GUARANTOR'S WRITTEN
REVOCATION OF THIS GUARANTY SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY.
THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND
ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN
THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS
($0.00).

OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Guaranty hereby expressly agrees that recourse under this Guaranty may be had against both his or her separate property and community property.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING
GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness;
extensions may be repeated and may be for longer than the original loan term:
(C) to take and hold security for the payment of this Guaranty or the
Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(G) to sell, transfer, assign or grant participations in all or any part of the
Indebtedness: and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to
Lender that (A) no representations or agreements of any kind have been made to
Guarantor which would limit or qualify in any way the terms of this Guaranty;
(B) this Guaranty is executed at Borrower's request and not at the request of
Lender; (C) Guarantor has full power, right and authority to enter into this
Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request. Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action
(including those for unpaid taxes) against Guarantor is pending or threatened;
(I) Lender has made no representation to Guarantor as to the creditworthiness of
Borrower; and (J) Guarantor has established adequate means of obtaining from
Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which

                               COMMERCIAL GUARANTY
                                   (CONTINUED)                            PAGE 2

might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by
Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the
Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of
Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the
Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H)
any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the
Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (K) any act of omission or commission by
Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M)
any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this
Guaranty on Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against
Borrower by operation of Section 580d of the California Code of Civil Procedure
or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because
Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (a) the amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (b) Lender may collect from Guarantor even if Lender, by forclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 560d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender and its subsidiaries and affiliates (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.
Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds If there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the
Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against
Borrower. In the event of insolvency and consequent liquidation of the assets of
Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender.
Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower;
provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If
Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender.
Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of
     Lender's costs and expenses, including Lender's attorneys' fees and
     Lender's legal expenses, Incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this
     Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses Include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

     GOVERNING LAW. THIS GUARANTY WILL BE GOVERNED BY FEDERAL LAW APPLICABLE TO
     LENDER AND, TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, THE LAWS OF THE
     STATE OF CALIFORNIA WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

     CHOICE OF VENUE. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County,
     State of California. Nothing herein shall affect the right of the Lender to bring any action or proceeding against the Guarantor or its property in the

                               COMMERCIAL GUARANTY
                                   (CONTINUED)                            PAGE 3

     courts of any other jurisdiction.

     INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the
     Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

     INTERPRETATION. In all cases where there is more than one Borrower or
     Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this
     Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or
     Guarantor are corporations, partnerships, limited liability companies, or similar entitles, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile
     (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United
     States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by
     Lender to any Guarantor is deemed to be notice given to all Guarantors.

     NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by
     Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by
     Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by
     Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVE JURY. LENDER AND GUARANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL
     IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR
     BORROWER AGAINST THE OTHER.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the
United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.
Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

     BORROWER. The word "Borrower" means Akeena, Inc. and includes all co-signers and co-makers signing the Note.

     GUARANTOR. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation Barry A. Cinnamon.

     GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     INDEBTEDNESS. The word "Indebtedness" means Borrower's indebtedness to
     Lender as more particularly described in this Guaranty.

     LENDER. The word "Lender" means Citibank (West), FSB, its successors and assigns.

     NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, or any credit agreement or loan agreement, evidencing Borrower's Indebtedness, as well as any substitute, replacement or refinancing note or notes or credit agreement or loan agreement therefor.

     RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS
GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT
THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS
GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE
MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL
ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY
IS DATED AUGUST 31, 2005.

GUARANTOR:

/s/ Barry A. Cinnamon
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BARRY A. CINNAMON

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   LASER PRO Leading, Ver. 5,25,20,003 Copr. Harland Financial Solutions, Inc.
      1997, 2005. All Rights Reserved, -CA __________________ TR-4006 PR-20.